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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 2003


                         THE HOUSTON EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                    001-11899                  22-2674487
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


  1100 LOUISIANA, SUITE 2000                                     77002-5215
        HOUSTON, TEXAS                                           (Zip Code)
(Address of principal executive
           offices)

       Registrant's telephone number, including area code: (713) 830-6800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     On February 21, 2003, we issued a press release announcing that we agreed to offer 3.0 million shares of our common stock through JP Morgan Securities Inc. All shares will be offered by Houston Exploration under our shelf statement filed with the Securities and Exchange Commission in May 1999. JP Morgan will be the sole underwriter for the offering and was granted an option to purchase up to an additional 300,000 shares of our common stock to cover over-allotments, if any. Please see Exhibit 99.1 for more information.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   99.1 Press release announcing common stock offering and option grant by The Houston Exploration Company.




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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE HOUSTON EXPLORATION COMPANY


                           By: /s/ John H. Karnes
                               -------------------------------------------------
                               John H. Karnes
                               Senior Vice President and Chief Financial Officer


Dated: February 21, 2003




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                                 EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           Press release announcing common stock offering and option grant by The Houston Exploration Company.
